UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 16, 2021

FS Credit Real Estate Income Trust, Inc.

(Exact name of Registrant as specified in its charter)

Maryland	000-56163	81-4446064
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Rouse Boulevard Philadelphia, Pennsylvania	19112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 19, 2021, the board of directors (the “Board”) of the FS Credit Real Estate Income Trust, Inc. (the “Company”) appointed Ryan N. Boyer as a new director, effective as of the same date. Mr. Boyer serves as an independent director and was appointed to serve for a term expiring at the Company’s 2022 annual meeting of stockholders.

Mr. Boyer has not been elected to serve as a member of the Board pursuant to any agreement or understanding with the Company or any other person and does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Mr. Boyer will receive director compensation in accordance with the Company’s independent director compensation plan.

Set forth below is Mr. Boyer’s biographical information:

Ryan N. Boyer is a lifelong Philadelphia resident. After graduating from Roxborough High School in 1989, Ryan received a full academic scholarship to West Chester University, where he majored in Business Management. Upon graduation, he began working for BRIJTS, Inc. a real estate investment company that focused on rehabbing and selling residential properties to rejuvenate and beautify neighborhoods across Philadelphia. In 1995, Ryan joined Laborers’ Local 332 as a journeymen laborer. In 2000, he rose to the position of assistant to the Secretary-Treasurer and, in July 2003, Ryan became Secretary-Treasurer of Local 332, a union of almost 3000 members. In that capacity, Ryan oversaw an annual budget of over 2 million dollars and negotiated labor contracts on behalf of his membership. Since August of 2008, Ryan has been the Business Manager of the Laborers District Council of the Metropolitan Area of Philadelphia and Vicinity, the parent body of four local unions with over 6,000 members. In this capacity, Ryan negotiates contracts, oversees contract compliance, and is a Trustee of the union’s pension, training, and health and welfare funds to ensure that all member unions comply with the rules and regulations that govern their existence. Ryan currently serves on several boards and commissions including, Philadelphia Workforce Investment Board (Philly Works), the Philadelphia Jobs Commission and the City of Philadelphia Tax Review Board.

In September of 2014, Ryan was elected President of the Coalition of Black Trade Unionists (CBTU), Southeastern Pennsylvania Chapter. The CBTU is a constituency group under the AFL-CIO that is dedicated to ensuring that proper diversity and inclusion exist within the union movement and to mentor and train young minorities to assume leadership roles in their respective unions.

In 2015, Ryan was appointed by Governor Tom Wolf to serve as Chair of the 16 Member Board of Commissioners that oversees operations of the bi-state Delaware River Port Authority (DRPA), where he served until 2021. The Delaware River Port Authority of Pennsylvania and New Jersey is a regional transportation agency that serves as steward of the Ben Franklin, Walt Whitman, Commodore Barry and Betsy Ross Bridges, as well as the PATCO High Speed Transit Line, on behalf of the community. The DRPA serves as a major economic driver for the region, facilitating commerce and transporting workers between South Jersey and Philadelphia. Under his leadership, the DRPA expanded its aggressive Capital Improvement Campaign, improved its standing with the major bond rating agencies, and held bridge tolls steady.

Ryan is extremely active in the Philadelphia civic and non-profit community and has been an outspoken proponent of efforts to reduce violence, expand economic opportunity and improve the conditions of youth across the region.

Ryan and his wife Farida live in Philadelphia and have 5 children.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders (the “Annual Meeting”) on July 16, 2021. As of April 9, 2021, the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting, 16,134,505 shares of common stock were eligible to be voted, and 8,184,280 of those shares were voted in person or by proxy at the Annual Meeting. Stockholders were asked to consider and act upon the following proposals, each of which was described in the Company’s proxy statement:

•

Proposal No. 1 – to elect the seven members of the board of directors named in the Company’s proxy statement to serve as directors of the Company until the 2022 annual meeting of stockholders and until their successors are duly elected and qualified;

•	Proposal No. 2 – to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021; and

All of the director nominees listed in the Company’s 2021 proxy statement were elected by the Company’s stockholders at the Annual Meeting. The votes for, votes withheld and broker non-votes for each director nominee are set forth below:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
David J. Adelman	7,596,299	134,009	453,972
Karen D. Buchholz	7,633,489	96,819	453,972
Terence J. Connors	7,597,010	133,298	453,972
Michael C. Forman	7,563,743	166,565	453,972
John A. Fry	7,599,051	131,257	453,972
Jeffrey Krasnoff	7,612,277	118,031	453,972
Jack A. Markell	7,602,827	127,481	453,972

The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021 was also approved by the Company’s stockholders at the Annual Meeting. The votes for, votes against, abstentions and broker non-votes are set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,035,248	41,896	107,136	(0)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Credit Real Estate Income Trust, Inc.

Date: July 21, 2021	By:	/s/ Stephen S. Sypherd
Stephen S. Sypherd
Vice President, Treasurer and Secretary